UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2020

Marchex, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-50658	35-2194038
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

520 Pike Street Suite 2000, Seattle, Washington	98101
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (206) 331-3300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class B Common Stock, par value $0.01 per share	MCHX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

Marchex, Inc. (“Marchex”) is filing this Amendment No. 1 to Form 8-K to amend Marchex’s Current Report on Form 8-K filed on August 10, 2020 (the “Original Form 8-K”) in order to correct a typographical error included in the press release issued on August 10, 2020 and attached as Exhibit 99.1 to the Original Form 8-K as provided in Item 2.02 below. There are no other changes to the information contained in the Original Form 8-K.

Item 2.02Results of Operations and Financial Condition.

On August 10, 2020, Marchex issued a press release announcing its financial results for the quarter ended June 30, 2020. In the “Reconciliation of GAAP Net Loss to Non-GAAP Net Loss excluding Impairment of Goodwill and Intangible Assets” financial table attached to the press release, impairment of goodwill should have been $14,213 (instead of ($14,213)), and impairment of intangible assets from acquisitions should have been $5,903 (instead of ($5,903)), resulting in net loss excluding impairment of goodwill and intangible assets (Non-GAAP) of ($9,267) (instead of ($49,499)).

The information in this Item 2.02 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Marchex is referencing non-GAAP financial information in this Item 2.02. A reconciliation of these non-GAAP financial measures to the comparable GAAP financial measures is contained in the press release, as updated by the information set forth herein. Disclosures regarding definitions of these financial measures used by Marchex and why Marchex’s management believes these financial measures provide useful information to investors is also included in the press release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Marchex has duly caused this Current Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

MARCHEX, INC.

Date: August 21, 2020	By:	/s/ MICHAEL A. ARENDS
	Name:	Michael A. Arends
	Title:	Co-CEO and Chief Financial Officer (Principal Executive Officer for SEC reporting purposes, Principal Financial Officer and Principal Accounting Officer)